UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2009

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (972) 869-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 9, 2009, Thomas Group, Inc. issued a press release announcing the results of operations and financial condition of Thomas Group, Inc. for the three and nine month periods ended September 30, 2009.  A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

On November 10, 2009, Thomas Group, Inc. conducted an earnings conference call to discuss its results of operations for the three and nine month periods ended September 30, 2009 and certain related matters. A transcript of the conference call is furnished herewith and attached hereto as Exhibit 99.2.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being expressly incorporated by reference in such filing.  The exhibits contain, and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 9, 2009
99.2	Transcript of conference call dated November 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	November 12, 2009	By:	/s/ Frank W. Tilley
Frank W. Tilley,
Interim Chief Financial Officer and Vice President